UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2010

VIASYSTEMS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

101 South Hanley Road, Suite 400
St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
(314) 727-2087
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously disclosed in the Current Report on Form 8-K (the “Form 8-K”) of Viasystems Group, Inc. (the “Company”), filed on February 17, 2010, Michael D. Burger (“Mr. Burger”) was elected as a new member of the board of directors of the Company (the “Board”), effective February 16, 2010. The Form 8-K incorrectly stated that Mr. Burger will serve on the Nominating and Corporate Governance Committee of the Board.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.
Date: February 22, 2010	By:	/s/ Gerald G. Sax
		Name:	Gerald G. Sax
		Title:	Chief Financial Officer